Supplement dated July 19, 2024
to the following statutory prospectus(es):
Monument Advisor and Monument Advisor Select dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
The following Investment Portfolio is offered as an investment option under the contract. The Current Expenses and the Current Expenses + Low Cost Fund Platform Fee are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2023)
					1 year	5 year	10 year
Fixed Income	VanEck VIP Trust – VanEck VIP Emerging Markets Bond Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.13%*	0.00%	1.13%	11.40%	4.07%	1.97%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-0905